UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FCCC, INC.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FCCC, INC.
(formerly The First Connecticut Capital Corporation)
200 Connecticut Avenue, 5th Floor
Norwalk, Connecticut 06854
203-855-7700
203-838-8500 ext. 20
(fax) 203-854-1652

________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2003

________________________

To Our Shareholders:

NOTICE is hereby given that a special meeting of stockholders of FCCC, Inc. (formerly The First Connecticut Capital Corporation) (the "Company") will be held at 200 Connecticut Avenue, Lobby Conference Room, Norwalk, Connecticut on December 23, 2003 at 9:30 a.m. local time for the following purposes:
1.

To consider and vote upon the approval of an amendment to the Company's amended and restated certificate of incorporation to increase the aggregate number of shares of common stock authorized to be issued by the Company from 3,000,000 shares to 22,000,000 shares;

2.	To consider and vote upon the postponement or adjournment of the special meeting, if necessary, to solicit additional proxies; and

3.	To consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

Only stockholders who owned shares at the close of business on November 14, 2003 are entitled to attend and vote at the special meeting or any adjournment of the special meeting.

You are cordially invited to attend this meeting and we urge you to attend the special meeting in person. If you are unable to attend, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

/s/Martin Cohen Martin Cohen Chairman of the Board

/s/Bernard Zimmerman Bernard Zimmerman President and Chief Executive Officer

Norwalk, Connecticut
November 14, 2003

FCCC, INC.
(formerly The First Connecticut Capital Corporation)
200 Connecticut Avenue, 5th Floor
Norwalk, Connecticut 06854
203-855-7700
203-838-8500 ext. 20
(fax) 203-854-1652

________________________

PROXY STATEMENT FOR THE FCCC, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2003

________________________

Our board of directors is soliciting proxies for the special meeting of stockholders to be held on December 23, 2003 at 9:30 a.m. local time at 200 Connecticut Avenue, Lobby Conference Room, Norwalk, Connecticut. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the special meeting.

Our board of directors has set November 14, 2003 as the record date for the special meeting. Stockholders who owned shares of common stock of FCCC, Inc. on that date are entitled to vote at and attend the special meeting. Each share is entitled to one vote. There were 1,423,382 shares of common stock of FCCC, Inc. outstanding on the record date.

Voting materials, which include this proxy statement and the proxy card, are being mailed to stockholders on or about November 25, 2003.

GENERAL INFORMATION

This proxy statement is being provided and the accompanying proxy is being solicited by our board of directors for use at the special meeting of stockholders of FCCC, Inc. to be held at 200 Connecticut Avenue, Lobby Conference Room, Norwalk, Connecticut on December 23, 2003 at 9:30 a.m. local time, or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about November 25, 2003 to all our stockholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 200 Connecticut Avenue, 5th Floor, Norwalk, Connecticut 06854, and our telephone number is (203) 855-7700.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on November 14, 2003 will be entitled to notice of, and to vote at, the special meeting. As of November 14, 2003, we had 1,423,382 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the special meeting. A majority of the outstanding shares of common stock will constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer's shares registered in the broker's name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a "broker non-vote."

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the special meeting. It may be revoked by mailing to our principal executive offices at 200 Connecticut Avenue, 5th Floor, Norwalk, Connecticut 06854, Attn: Secretary, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the special meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the special meeting a legal proxy from the broker, bank or other nominee holding that stockholder's shares that confirms that stockholder's beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the special meeting in accordance with the stockholder's instructions. If no instructions are indicated, the proxy will be voted (i) FOR the proposal to amend the Company's amended and restated certificate of incorporation to increase the aggregate number of shares of common stock authorized to be issued by the Company from 3,000,000 shares to 22,000,000 shares; (ii) FOR the approval of the postponement or adjournment of the special meeting, if necessary, to solicit additional proxies; and (iii) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. YOU ARE URGED TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU ARE UNABLE TO DO SO, WE URGE YOU TO PROMPTLY RETURN THE ENCLOSED PROXY CARD, DATED AND SIGNED OR, IF YOUR PROXY CARD OR VOTING INSTRUCTION FORM SO INDICATES, PROMPTLY VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

On November 14, 2003, there were 1,423,382 shares of common stock outstanding. The following table sets forth as of November 14, 2003 the number of shares of the Company's common stock and the percentage of that class owned beneficially, as "beneficial owner" is defined in Item 403 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, and the percentage of the Company's voting power owned by (i) all the directors of the Company who are stockholders; (ii) all stockholders known by the Company to own more than five percent of the Company's Common Stock; and (iii) all directors and officers as a group:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class	Options and Warrants Exercisable Within 60 Days	Total	Percent of Class - Total

5% Stockholders

Robert E. Humphreys 64 Alcott Street Acton, MA 01720	114,900 (1)	8.07%	-	114,900	8.07%

Executive Officer and Directors

Martin Cohen 27 E. 65th Street Apartment 11A New York, NY 10021	188,300 (2)	13.23%	100,000	288,300	18.92%

Bernard Zimmerman 18 High Meadow Road Weston, CT 06883	288,300 (3)	13.23%	100,000	288,300	18.92%

Lawrence R. Yurdin 431B North Trail Stratford, CT 06815	21,707	1.53%	28,500	50,207	3.46%

Michael L. Goldman 11 Skytop Drive Trumbull, CT 06611	16,921	1.19%	16,000	32,921	2.29%

Jay J. Miller 430 East 57th Street New York, NY 10022	-	-	-	-	-

All directors and executive officers as a group (five persons)	415,228	29.17%	244,500	659,728	39.55%

___________________________
(1)	Total includes shares beneficially owned by members of Mr. Humphreys' immediate family and affiliated trusts.

(2)	Includes shares held by Cohen Profit Sharing Plan, an affiliate of Mr. Cohen.

(3)	Includes shares held by Bernard Zimmerman & Company, Inc., an affiliate of Mr. Zimmerman.

PROPOSAL 1

General

PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY FROM 3,000,000 SHARES TO 22,000,000 SHARES

On October 31, 2003, the board of directors of the Company approved, and recommends to the stockholders, that Article 3 of the Company's amended and restated certificate of incorporation be amended, as set forth in Exhibit A hereto, to increase the aggregate number of shares of common stock authorized to be issued by the Company from 3,000,000 shares to 22,000,000 shares.

Background

As of June 30, 2003, the Company sold all of the operating assets subject to liabilities (excluding cash and certain deferred tax assets) of the Company's commercial mortgage lending business and, simultaneously therewith, issued and sold an aggregate of 250,000 shares of its common stock and 5-year Warrants to purchase an aggregate of 200,000 shares of common stock to Mr. Martin Cohen, the current Chairman of the Board and Treasurer of the Company, and Mr. Bernard Zimmerman, the current President and Chief Executive Officer of the Company, or their affiliates. These transactions were authorized by the Company's shareholders on June 3, 2003.

As a result of the sale of the Company's assets, the Company has limited operations. The operations of the Company currently consist of a search for an appropriate acquisition or business combination opportunity with an operating business. The board of directors believes that an increase in the number of shares of authorized common stock as contemplated by this Proposal would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and in responding to developments in the Company's search. Such flexibility might include, without limitation, the issuance and sale of common stock (i) as consideration, in whole or in part, for the acquisition of the stock or assets of such a business, (ii) in connection with the exercise of options or warrants, (iii) pursuant to any stock option plan or other benefit plan and (iv) in connection with stock splits or dividends and other general corporate purposes. The Company has had discussions with a number of potential acquisition or business combination prospects; however, at this time the Company has no arrangement or agreement with any such prospects, nor does it have any specific plans or agreements for issuing the additional shares of common stock.

The increase in the number of shares authorized for issuance will not have any immediate effect on the rights of existing stockholders. The board of directors will, however, have the authority to issue the authorized shares without requiring future stockholders' approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. Any additional authorized shares shall have identical powers and rights of shares currently authorized. Stockholders of the Company have no preemptive rights to purchase additional shares, nor are the stockholders entitled to appraisal rights to obtain payment of the fair value of their shares, with respect to the above Proposal.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed amendment to the amended and restated certificate of incorporation. Therefore, abstentions and broker non-votes will have the effect of votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

ADJOURNMENT OF THE SPECIAL MEETING

In the event that there are insufficient votes to approve Proposal 1 at the time of the special meeting, the proposal could not be approved unless the meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's common stock. Proxies that are being solicited by the Company's board of directors grant discretionary authority to vote for any adjournment, if necessary. If it were necessary to adjourn the special meeting, and the adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting would be required other than an announcement of the time and place at the special meeting. A majority of the shares represented and voting at the special meeting is required to approve the adjournment, regardless of whether there is a quorum present at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

OTHER MATTERS

The board of directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

The board of directors hopes that stockholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Stockholders of record who attend the special meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors,

/s/Martin Cohen Martin Cohen Chairman of the Board

/s/Bernard Zimmerman Bernard Zimmerman President and Chief Executive Officer

Norwalk, Connecticut
November 14, 2003

APPENDIX A

Section 3 of the amended and restated certificate of incorporation of FCCC, Inc. is proposed to be amended and modified so that it reads as follows:

"3. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 22,000,000 shares of Common Stock with no par value (the "Common Stock")."

REVOCABLE PROXY

FCCC, INC.
(formerly The First Connecticut Capital Corporation)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Martin Cohen and Mr. Bernard Zimmerman, jointly and severally, as proxies, with full power of substitution, to vote all shares of common stock of FCCC, Inc., a Connecticut corporation (the "Company"), which the undersigned is entitled to vote at the special meeting of stockholders to be held at 200 Connecticut Avenue, Lobby Conference Room, Norwalk, Connecticut on December 23, 2003 at 9:30 a.m. local time, or any adjournment thereof. The proxies are being directed to vote as specified below or, if no specification is made, FOR the proposal to amend the Company's amended and restated certificate of incorporation to increase the aggregate number of shares of common stock authorized to be issued by the Company from 3,000,000 shares to 22,000,000 shares, FOR the approval of the postponement or adjournment of the special meeting, if necessary, to solicit additional proxies and in accordance with their discretion on such other matters that may properly come before the special meeting.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR ALL PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FCCC, INC. c/o Registrar and Transfer Company P.O. Box 1158 Cranford, NJ 07016 Attn: Proxy Department

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to FCCC, Inc., Attn: Secretary, 200 Connecticut Avenue, 5th Floor, Norwalk, Connecticut 06854.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
1.

To approve an amendment to the Company's amended and restated certificate of incorporation to increase the aggregate number of shares of common stock authorized to be issued by the Company from 3,000,000 shares to 22,000,000 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve the postponement or adjournment of the special meeting, if necessary, to solicit additional proxies.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

____________________________________________ Signature	_________________ Date

____________________________________________ Signature	_________________ Date